EXHIBIT  10.57.2
                                 August 14, 2000



National  Manufacturing  Technologies,  Inc.
1958  Kellogg  Avenue
Carlsbad,  California  92008

Attention:  Mr.  Patrick  W.  Moore
Chief  Executive  Officer


Re:     Second  Amendment  to  Loan  and  Security  Agreement


Gentlemen:

We refer to the Loan and Security Agreement dated as of June 18, 1999, as amended by the First Amendment to Loan and Security Agreement dated December 15, 1999 (said Agreement, as so amended, herein called the "Loan Agreement"), between National Manufacturing Technologies, Inc., a California corporation ("Borrower"), and Celtic Capital Corporation ("Lender"). Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as defined therein.

Effective as of the date first set forth above and subject to satisfaction of the conditions precedent set forth in paragraph 5, Borrower and Lender hereby agree as set forth below.

1.     The  Loan  Agreement  is  amended  as  set  forth  below.

     (a)     The  definition  of  "Anniversary  Date" in Section 1.6 of the Loan
Agreement  is  amended  in  full  to  read  as  follows:

     "1.6     'ANNIVERSARY  DATE'  -  June  18,  2002."

     (b) The definition of "A/R Maximum Commitment" in Section 1.11 of the Loan Agreement is amended in full to read as follows:

     "1.11 'A/R MAXIMUM COMMITMENT' - at any time of determination, the amount, if any, by which $3,000,000 exceeds the aggregate principal amount of any advances or other extensions of credit outstanding from Lender to or on behalf of any of the Affiliates other than Borrower for the purpose of financing accounts receivable."

     (c) Section 10.1 of the Loan Agreement is amended by deleting the period at the end of Section 10.1.11 and substituting "; and" and by adding a new Section 10.1.12, to read as follows:

               "10.1.12 A life insurance policy in the amount of at least $1,000,000 insuring the life of Patrick W. Moore is no longer in effect, or such policy is no longer assigned to Lender pursuant to documentation in form and substance satisfactory to Lender."

    (d) The last section of the Loan Agreement, entitled "Miscellaneous," is amended by renumbering it as Section 21, and all of the subsections of such section are correspondingly renumbered.

   (e) The Loan Agreement is amended by adding a new Section 22 to read as set forth in Exhibit A attached hereto.

2. Borrower represents and warrants to Lender that (a) no Event of Default or event that, with the giving of notice and/or the passage of time, would become an Event of Default has occurred and is continuing or would result from the effectiveness of this letter amendment and (b) the representations and warranties contained in the Documents are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

3. On and after the effective date of this letter amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Loan Agreement, and each reference in the other Documents to the "Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this letter amendment. The Loan Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

4. This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same letter amendment.

5. This letter amendment shall become effective as of the date first set forth above when and if Lender receives (a) this letter amendment duly countersigned by Borrower and (b) a consent hereto, in form and substance satisfactory to Lender, duly executed by the Guarantors and any persons or entities that have executed Subordination Agreements as subordinated creditors.

Very  truly  yours,

CELTIC  CAPITAL  CORPORATION


By:  /s/  Mark  Hafner
   -------------------
     Mark  Hafner
     President




Agreed  as  of  the  date  first  written  above:

NATIONAL  MANUFACTURING  TECHNOLOGIES,  INC.


By:  /s/  Patrick  W.  Moore
     -----------------------
     Patrick  W.  Moore
     Chief  Executive  Officer

                                    EXHIBIT A


                  NEW SECTION 22 TO LOAN AND SECURITY AGREEMENT
                  ---------------------------------------------



     22.     Issuance  of  Warrant;  Registration  Rights.

     22.1     Certain  Definitions.  For  the  purposes  of  this  Agreement:

     22.1.1 "Registrable Securities" means (i) shares of Common Stock issuable upon exercise of the Warrant and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any share of Common Stock that previously has been registered or that has been sold to the public.

     22.1.2 "Register," "registered" and "registration" refers to a registration effected by preparing and filing a Registration Statement (defined below) in compliance with the Securities Act (defined below) and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     22.1.3 "Registration Expenses" means all expenses incurred in effecting any registration under this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Borrower, blue sky fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include selling expenses and fees and disbursements of counsel for Lender.

     22.1.4 "Registration Statement" refers to any registration statement prepared by Borrower and filed with the SEC under this Agreement pursuant to the Securities Act.

     22.1.5 "Rule 144" means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     22.1.6 "Rule 145" means Rule 145 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     22.1.7 "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

     22.1.8     "Securities  Act"  means the Securities Act of 1933, as amended.

     22.2 Obligation to Issue Warrant. As additional consideration for the extension of credit by Lender under this Agreement, the Borrower hereby agrees to issue to Lender a warrant (the "Warrant") to purchase up to Two Hundred Thousand (200,000) shares of the Borrower's common stock, with no par value (the "Common Stock"), at a price per share equal to $1.43. Borrower shall issue to Lender the Warrant no later than August 14, 2000, in the form attached hereto as Exhibit D.

     22.3 Covenants and Agreements After Issuance of Warrant. Borrower, during the time periods specified below, covenants and agrees with the Lender that Borrower shall comply with all covenants and provisions of this Section 22.3.

     22.3.1 Reservation of Common Stock. So long as any of the Warrant remains outstanding, Borrower shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the aggregate number of shares of Common Stock needed to provide for the issuance of all shares of Common Stock upon exercise of the Warrant.

     22.3.2 Form S-3 Registration. Within 30 days after the date of this Agreement, Borrower shall prepare and file with the SEC a Registration Statement on Form S-3 (or another similarly appropriate form) covering the resale of all Registrable Securities and Borrower shall use its best efforts to have such Registration Statement declared effective by the SEC no later than April 1, 2001 (the "Latest Acceptable Effective Date"). If the first Registration Statement filed under this Section 22.3.2 is not declared effective on or before the Latest Acceptable Effective Date, in addition to the other obligations provided hereunder and subject to the conditions hereof, Borrower promptly shall prepare and file with the SEC a new Registration Statement on Form S-3 (or another similarly appropriate form) covering only the resale of the Registrable Securities (and no other securities whatsoever), and Borrower shall use its best efforts to have such Registration Statement declared effective by the SEC within sixty (60) days after such filing and in no event later than July 15, 2001. If for any reason whatsoever, Borrower is ineligible to use the Form S-3 in connection with the registration of the securities underlying the Warrant, Borrower shall be obligated to use such other form as may be appropriate to perform its obligations under this Section 22. If Borrower has not filed such Registration Statement under this Section 22.2 with the SEC within thirty (30) days from the date hereof or if a Registration Statement covering the Registrable Securities has not been declared effective on or before the Latest Acceptable Effective Date, Borrower shall be required to pay to Lender interest on the shares of Common Stock issued upon exercise of the Warrant at a monthly rate equal to 1.5% of Advances made under this Agreement, accruing on a daily basis. The parties acknowledge and agree that the actual damages sustained by Lender as a result of Borrower's breach of its obligations under this Section
22.3.2 would be difficult to determine. The parties further agree that the above-referenced monthly interest charges are a reasonable estimate of the extent to which Lender would be damaged by such a breach by Borrower. Lender shall be entitled to all such interest charges and amounts as liquidated damages. In addition to the above-described remedy, Lender shall be entitled to all such other legal and equitable remedies as may be available to Lender as a result of Borrower's breach of its obligations under this Section 22.3.2.

     22.3.3 "Piggyback" Registration. If Borrower shall determine to register any of its shares of Common Stock in a public offering for its own account, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction on Form S-4, or a registration on any registration form that does not permit secondary sales, Borrower will: (i) promptly give to Lender written notice thereof; and
(ii) use its best efforts o include in such registration (and any related qualification under the blue sky laws or other compliance) all the Registrable Securities specified in a written request or requests, made by Lender within Twenty (20) days after the written notice from Borrower described above (in the preceding clause) is given. Such written request may specify all or a part of Lender's Registrable Securities.

      22.3.4 TransferAgent Instructions. Borrower shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of Lender or its respective nominee(s), for Common Stock issued upon exercise of the Warrant in such amounts as specified from time to time by Lender to Borrower.

     22.3.5 Expenses. Borrower shall pay all Registration Expenses incurred in connection with the obligations under this Section 22.

     22.3.6 Obligations of Borrower. In connection with the registration of the shares of Common Stock issuable upon exercise of the Warrant under this Agreement, Borrower shall, as expeditiously as reasonably possible:

     22.3.6.1 Registration Statement. Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such shares, use its best efforts to cause such registration statement to become effective and keep such registration statement effective for a period of at least two hundred and seventy (270) days.

     22.3.6.2 Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     22.3.6.3 Prospectuses. Furnish to Lender such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such other documents as they may reasonably request in order to facilitate the disposition of the securities that are included in such registration.

     22.3.6.4 Blue Sky. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Lender, provided that Borrower shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdiction.

     22.3.6.5 Notification. Notify Lender at any time when a prospectus relating to the shares underlying the Warrant is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     22.3.6.6 Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering.

     22.3.6.7 Opinion and Comfort Letter. Furnish, at the request of Lender, on the date that securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing Borrower for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Lender, addressed to the underwriters, if any, and to the Lender and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of Borrower, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Lender, addressed to the underwriters, if any, and to the Lender.

     22.4     Certain Representations and Warranties.     In connection with its
obligations under this Section 22, the Borrower represents and warrants to the Lender as follows:

     22.4.1 Registration Rights. Borrower is and at the time of filing of any Registration Statement under this Agreement will be eligible to file a registration statement on Form S-3 covering the resale of Common Stock issued upon exercise of the Warrant.

     22.4.2 Exemption from Registration. The offer and sale of the Warrant made under this Agreement is exempt from the registration requirements of the Securities Act.

     22.5 Indemnification. If any of the shares underlying the Warrant are included in a registration statement under this Agreement:

     22.5.1 By Borrower. To the extent permitted by law, Borrower will indemnify and hold harmless Lender, its officers and directors, any underwriter (as determined in the Securities Act) for Lender and each person, if any, who controls Lender or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), against all losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Borrower of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and Borrower will reimburse Lender, its officers and directors, underwriters or controlling persons for all legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 22.5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Borrower (which consent shall not be unreasonably withheld), nor shall Borrower be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by Lender or the officer, director, underwriter or controlling person of Lender.

     22.5.2 By Lender. To the extent permitted by law, Lender will indemnify and hold harmless Borrower, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Borrower within the meaning of the Securities Act, and any underwriter, against all losses, claims, damages or liabilities (joint or several) to which Borrower or any such director, officer, controlling person or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by Lender expressly for use in connection with such registration; and Lender will reimburse any legal or other expenses reasonably incurred by Borrower or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 22.5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Lender, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by Lender under this Section 22.5.2 in respect of any Violation shall not exceed the net proceeds received by Lender in the registered offering out of which such Violation arises.

     22.5.3 Notice. Promptly after receipt by an indemnified party under this Section 22.5.3 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 22.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 22.5 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section  22.5.

     22.5.4 Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of Borrower and Lender are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or before the time such action is required by the Securities Act.

     22.5.5     Survival.  The  obligations  of  Borrower  and Lender under this
Section 22.5 shall survive until the fifth anniversary of the completion of any offering by Lender of securities in a registration statement, regardless of the expiration of any statute of limitation or extension of such statutes.